Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
September 30, 1997



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.5773%


        Excess Protection Level
          3 Month Average  4.04%
          September, 1997  4.08%
          August, 1997  4.03%
          July, 1997  4.02%


        Cash Yield                                  17.46%


        Investor Charge Offs                        4.80%


        Base Rate                                   8.58%


        Over 35 Day Delinquency                     4.84%


        Seller's Interest                           12.31%


        Total Payment Rate                          12.46%


        Total Principal Balance                     $30,549,822,447.26


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,759,687,928.77